UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2008

WILMINGTON TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, Delaware	19890

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 651-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification of the Rights of Security Holders.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Item 1.01 Entry Into a Material Definitive Agreement.
On December 12, 2008 Wilmington Trust Corporation (the “Company”) entered into a Letter Agreement and a Securities Purchase Agreement (collectively, the “Purchase Agreement”) with the United States Department of the Treasury (the “Treasury”) pursuant to the Treasury’s Capital Purchase Program under the Troubled Asset Relief Program (“TARP”) of the Emergency Economic Stabilization Act of 2008 (“EESA”). Under the Purchase Agreement, the Company received an aggregate purchase price of $330,000,000, and issued to the Treasury: (1) 330,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $1.00 and liquidation preference $1,000.00 per share (the “Series A Preferred Stock), and (2) a warrant (the “Warrant”) to purchase up to 1,856,714 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). The Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
The Series A Preferred Stock (1) bears cumulative dividends at a rate of 5% per annum for the first five years and 9% per annum thereafter, (2) is non-voting, except for class voting rights on certain matters that could affect those shares adversely, and (3) may be redeemed by the Company for the liquidation preference, plus accrued but unpaid dividends, after three years. Before then, the Series A Preferred Stock can be redeemed by the Company only with the proceeds of a qualified equity offering of any Tier 1 perpetual preferred or common stock for cash. The issuance of any Common Stock after December 12, 2008 under the Company’s ongoing at-the-market equity offering would not constitute a qualified equity offering for these purposes. The Series A Preferred Stock qualifies as Tier 1 capital, has no maturity date, and ranks senior to the Company’s common stock in terms of dividend payments and distributions upon liquidation, dissolution, and winding up of the Company.
The Warrant is exercisable immediately at an exercise price of $26.66 per share, subject to certain anti-dilution and other adjustments, and has a ten-year term.
For as long as any Series A Preferred Stock is outstanding, the Company may not declare or pay dividends on its common stock, or repurchase shares of its common stock, unless all accrued and unpaid dividends for all past dividend periods on the Series A Preferred Stock have been paid in full. In addition, until the earlier of December 12, 2012 or when all of the Series A Preferred Stock is no longer owned by the Treasury or its affiliates, the Company may, subject to limited exceptions, increase the quarterly cash dividend on its common stock in excess of the most recent common stock dividend of $0.345 per share only with the consent of the Treasury.
The Certificate of Designations relating to the Series A Preferred Stock, the form of certificate for the Series A Preferred Stock, and the Warrant are attached hereto as Exhibits 3.1, 4.1, and 4.2, respectively, and are incorporated by reference herein. The foregoing summary of certain provisions of those documents and the Purchase Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.
The information under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02. The issuance and sale of these securities was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. The Company has agreed to register the Series A Preferred Stock, the Warrant, and the Common Stock with the Securities and Exchange Commission as soon as practicable.
For additional information regarding potential dilution of the Company’s common stock, other risk factors relating to the Company, and the ongoing at-the-market offering of the Company’s common stock, see the “Risk Factors” section of the Company’s prospectus supplement dated September 22, 2008, which is incorporated by reference herein.
Item 3.03 Material Modification of the Rights of Security Holders.
The information under “Item 1.01 Entry into a Material Definitive Agreement” and “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated by reference into this Item 3.03.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Purchase Agreement, five of the Company’s executive officers delivered to the Treasury a waiver (the “Waiver”) voluntarily waiving any claims against the Company or the Treasury for any changes to each officer’s compensation or benefits (collectively, “Benefit Plans”) required to comply with the TARP Capital Purchase Program and acknowledging that the Treasury may require modification of the Benefit Plans to comply with Section 111(b) of EESA during the period the Treasury holds any equity or debt securities of the Company acquired pursuant to the Purchase Agreement or the Warrant. The form of Waiver is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 11, 2008, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations to its Restated Certificate of Incorporation establishing the preferences, limitations, and relative rights of the Series A Preferred Stock. The Certificate of Designations was effective immediately upon filing. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.
Item 8.01 Other Events.
The Federal Deposit Insurance Corporation (the “FDIC”) announced its Temporary Liquidity Guarantee Program (“TLGP”) on October 14, 2008. The TLGP consists of two components: a temporary unlimited guarantee of funds in non interest-bearing transaction accounts at FDIC-insured institutions (the “Transaction Account Guarantee Program”), and a temporary guarantee of newly-issued senior unsecured debt of FDIC-insured institutions (the “Debt Guarantee Program”).

The Transaction Account Guarantee Program generally provides unlimited deposit insurance by the FDIC above current limits for non interest-bearing transaction accounts from October 14, 2008 through December 31, 2009. On December 5, 2008, the Corporation’s two depository institutions, Wilmington Trust Company (“WTC”) and Wilmington Trust FSB (“WTFSB”), elected to remain in the Transaction Account Guarantee Program.
The Debt Guarantee Program generally provides for an FDIC guarantee of the timely payment of principal and interest of senior unsecured debt issued by participating FDIC-insured depository institutions and bank holding companies from October 14, 2008, through June 30, 2009 (“Guaranteed Debt”). This debt is guaranteed until the earlier of its maturity or June 30, 2012. Participating entities are subject to limits on the amount of Guaranteed Debt they can have outstanding at any one time. The Company, WTC, and WTFSB each have elected to remain in the Debt Guarantee Program. As of December 12, 2008, $460,000,000 of term federal funds purchased by WTC qualified as Guaranteed Debt.
Further details regarding the TLGP may be found on the FDIC’s website at www.fdic.gov/tlgp.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are being filed as part of this Report on Form 8-K:

3.1	Certificate of Designations for the Series A Preferred Stock, dated December 12, 2008.

4.1	Form of Certificate for Series A Preferred Stock.

4.2	Warrant to purchase shares of Common Stock issued on December 12, 2008.

10.1
Letter Agreement including the Securities Purchase Agreement — Standard Terms incorporated therein, dated December 12, 2008, between Wilmington Trust Corporation and the United States Department of the Treasury.

10.2	Form of Waiver.

10.3	Amendments to Benefit Plans dated December 12, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILMINGTON TRUST CORPORATION
Date: December 16, 2008	By:	/s/ Ted T. Cecala
		Name:	Ted T. Cecala
		Title:	Chairman of the Board and Chief Executive Officer